Exhibit 99.1

Financial Contact:
Josh Hirsberg
(702) 792-7234
joshhirsberg@boydgaming.com

Media Contact:
David Strow
(702) 792-7386
davidstrow@boydgaming.com

BOYD GAMING REPORTS FOURTH QUARTER, FULL YEAR 2014 RESULTS

Fourth-Quarter 2014 Highlights

•	All Segments Generate Year-over-Year EBITDA Growth and Margin Improvement

•	Las Vegas Locals Posts Seventh Quarter of EBITDA Growth in Last Two Years

LAS VEGAS - FEBRUARY 12, 2015 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the fourth quarter and full year ended December 31, 2014.

Boyd Gaming reported fourth quarter 2014 net revenues of $531.6 million, an increase of 1.4% compared to pro forma net revenues of $524.4 million for the same quarter in 2013. Total Adjusted EBITDA(1) was $136.4 million, up 10.6% from the comparable pro forma amount of $123.3 million for the year-ago period. Effective September 30, 2014, the Company deconsolidated Borgata and is accounting for its 50% investment in Borgata by applying the equity method for periods subsequent to that date. The prior-year pro forma amounts reflect the results for Borgata on a comparable equity method basis to the current period presentation.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “In the fourth quarter we were pleased to achieve EBITDA growth and margin improvement in every segment of our business. We saw modest revenue gains throughout our portfolio, continued growth in our Las Vegas business and ongoing stabilization in our regional markets. We also made steady progress executing our strategy to enhance our non-gaming amenities, which contributed to improved growth and profitability in the quarter. Additionally, we continued to strengthen our balance sheet during the quarter, bringing total debt reduction to nearly $200 million in 2014. The second half of 2014 provided encouraging signs of growth and a solid base for continuing to build long-term shareholder value.”

Adjusted Earnings(1) for the fourth quarter 2014 reflect a loss of $0.1 million, break even on a per share basis, compared to a loss of $26.4 million, or $0.24 per share, for the same period in 2013. The calculations of Adjusted Earnings, Adjusted Earnings per share, and pro forma results reflecting Borgata on a comparable basis for all periods are presented in tables at the end of this press release.

On a GAAP basis, the Company reported a net loss of $32.4 million, or $0.29 per share, for the fourth quarter 2014, compared to a net loss of $47.3 million, or $0.43 per share, for the year-ago period. During the fourth quarter of 2014, Boyd Gaming reported impairment charges of $40.6 million, primarily due to impairments of intangible assets. Results for the prior-year period included a pretax loss on early extinguishments of debt of $24.7 million, primarily due to the redemption of certain debt at Borgata. These charges are not included in Adjusted Earnings or Adjusted Earnings per share.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Key Operations Review

Las Vegas Locals
In the Las Vegas Locals segment, fourth-quarter 2014 net revenues rose 2.1% to $151.7 million, compared to $148.6 million in the year-ago period. Fourth-quarter 2014 Adjusted EBITDA was $39.8 million, an increase of 19.7% from $33.2 million in the fourth quarter of 2013, marking the seventh quarter of EBITDA growth in the last two years. Gaming revenues were up slightly, while targeted capital investments in new amenities helped drive growth in non-gaming revenues. Results also reflect the Company’s ability to drive operating efficiencies, as EBITDA margins improved year-over-year.

Downtown Las Vegas
In the Downtown Las Vegas segment, net revenues were $59.6 million in the fourth quarter of 2014, down slightly from $59.8 million in the year-ago period. Adjusted EBITDA was $13.1 million, increasing approximately $2 million year-over-year after excluding one-time adjustments in the fourth quarter of 2013. Results benefitted from strength in Hawaiian visitation and increased pedestrian traffic on Fremont Street.

Midwest and South; Peninsula
In the Midwest and South segment, net revenues were $200.0 million, an increase of 2.0% from $196.0 million in the fourth quarter of 2013. Adjusted EBITDA was $40.1 million, a year-over-year increase of $9.7 million, or 31.8%, after excluding a one-time tax adjustment in the fourth quarter of 2013.

During the fourth quarter of 2014, the Peninsula segment reported net revenues of $120.2 million, a slight increase from $119.9 million in the year-ago period. Adjusted EBITDA was $42.2 million, up 2.9% from $41.0 million in the fourth quarter of 2013.

EBITDA growth in these segments was broad-based, as 10 out of 12 of the Company’s regional properties posted year-over-year EBITDA gains, including strong performances at Delta Downs and Kansas Star. While favorable weather contributed to revenue gains, increased operating efficiencies created positive flow-through to EBITDA, as operating margins improved by more than 300 basis points.

Borgata
Borgata reported fourth-quarter 2014 net revenues of $179.1 million ‒ including $7.0 million from its online gaming operations ‒ a 14.0% increase from the $157.1 million in revenues reported in the year-ago period. Adjusted EBITDA at Borgata more than doubled to $36.0 million, compared to $16.4 million in the fourth quarter of 2013.

Due to its deconsolidation, the Company now applies the equity method of accounting to its investment in Borgata. The Company’s share of Borgata’s Adjusted EBITDA was $18.0 million for the fourth quarter of 2014 as compared to pro forma Adjusted EBITDA of $8.2 million for the prior-year period.

Borgata saw significant growth in both gaming and non-gaming business during the quarter. The property set all-time market share records for gross gaming revenue, table win, slot win and poker during the fourth quarter, and achieved solid growth in its hotel and meetings business.

Borgata also continued to enhance the profitability of its online gaming operations, generating $1.8 million in EBITDA from this business in the fourth quarter.

Full Year 2014 Results
For the full year ended December 31, 2014, Boyd Gaming reported pro forma net revenues of $2.14 billion, compared to $2.20 billion in pro forma net revenues reported for the year-ago period. Total pro forma Adjusted EBITDA was $545.3 million, compared to $550.8 million in the prior year.

Adjusted Earnings for the year ended December 31, 2014, were $1.3 million, or $0.01 per share, compared to a loss of $33.4 million, or $0.34 per share, for the year ended December 31, 2013.

On a GAAP basis, Boyd Gaming reported a net loss of $53.0 million, or $0.48 per share, for the full year ended December 31, 2014. By comparison, the Company reported a net loss of $80.3 million, or $0.83 per share, for the prior-year period. The Company reported impairment charges of $60.8 million in 2014, compared to $10.4 million reported in the prior year. Results for the prior year also included an aggregate pretax loss on early extinguishments of debt of $54.2 million, and income of $10.8 million, after tax, related to discontinued operations. These amounts are excluded from Adjusted Earnings and Adjusted Earnings per share.

Balance Sheet Statistics
As of December 31, 2014, Boyd Gaming had cash on hand of $145.3 million, including $29.9 million related to Peninsula. Total debt was $3.48 billion, of which $1.09 billion was related to Peninsula. As a result of the deconsolidation, Borgata is no longer included in the Company’s balance sheet. Borgata had cash on hand of $36.1 million and total debt of $754.9 million at December 31, 2014.

Full Year 2015 Guidance
For the full year 2015, Boyd Gaming projects total Adjusted EBITDA, including Peninsula and 50% of Borgata’s Adjusted EBITDA, of $535 million to $560 million.

Conference Call Information
Boyd Gaming will host its conference call to discuss fourth quarter and full year 2014 results today, February 12, at 5:00 p.m. Eastern. The conference call number is (888) 317-6003, passcode 5378350. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, or: http://www.videonewswire.com/event.asp?id=101540

Following the call’s completion, a replay will be available by dialing (877) 344-7529 today, February 12, beginning at 7:00 p.m. Eastern and continuing through Thursday, February 19, at 9 a.m. Eastern. The conference number for the replay will be 10060318. The replay will also be available on the Internet at www.boydgaming.com.

BOYD GAMING CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands, except per share data)	2014	2013	2014	2013
REVENUES
Operating revenues
Gaming	$448,226	$585,261	$2,307,565	$2,478,983
Food and beverage	76,168	107,392	408,236	446,367
Room	38,150	62,063	248,222	265,371
Other	29,596	40,173	154,170	165,190
Gross revenues	592,140	794,889	3,118,193	3,355,911
Less promotional allowances	60,547	113,352	416,874	461,473
Net revenues	531,593	681,537	2,701,319	2,894,438
COST AND EXPENSES
Operating costs and expenses
Gaming	220,395	283,407	1,087,901	1,170,843
Food and beverage	42,417	58,131	222,393	240,081
Room	9,576	12,727	51,906	54,338
Other	20,540	29,171	112,248	121,600
Selling, general and administrative	80,035	116,361	429,529	490,226
Maintenance and utilities	25,399	40,412	156,736	166,398
Depreciation and amortization	52,799	69,055	251,044	278,413
Corporate expense	23,021	20,661	75,626	63,249
Preopening expense	913	4,203	4,749	9,032
Impairments of assets	40,575	4,101	60,780	10,383
Asset transactions costs	4,563	3,311	9,641	5,576
Other operating charges and credits, net	(261)	817	(2,124)	5,998
Total operating costs and expenses	519,972	642,357	2,460,429	2,616,137
Boyd's share of Borgata's operating income (a)	10,626	—	10,626	—
Operating income	22,247	39,180	251,516	278,301
Other expense (income)
Interest income	(467)	(368)	(1,879)	(2,147)
Interest expense, net	57,168	77,377	283,387	344,330
Loss on early extinguishments of debt	407	24,689	1,536	54,202
Other, net	(450)	(1,755)	48	(2,090)
Boyd's share of Borgata's non-operating items, net (a)	9,309	—	9,309	—
Total other expense, net	65,967	99,943	292,401	394,295
Loss from continuing operations before income taxes	(43,720)	(60,763)	(40,885)	(115,994)
Income taxes benefit (provision)	11,297	(6,828)	(753)	(3,350)
Loss from continuing operations, net of tax	(32,423)	(67,591)	(41,638)	(119,344)
Income from discontinued operations, net of tax	—	—	—	10,790
Net loss	(32,423)	(67,591)	(41,638)	(108,554)
Net (income) loss attributable to noncontrolling interest (a)	—	20,251	(11,403)	28,290
Net loss attributable to Boyd Gaming Corporation	$(32,423)	$(47,340)	$(53,041)	$(80,264)

Basic net income (loss) per common share
Continuing operations	$(0.29)	$(0.43)	$(0.48)	$(0.94)
Discontinued operations	—	—	—	0.11
Basic net loss per common share	$(0.29)	$(0.43)	$(0.48)	$(0.83)
Weighted average basic shares outstanding	110,352	109,471	109,979	97,243

Diluted net income (loss) per common share
Continuing operations	$(0.29)	$(0.43)	$(0.48)	$(0.94)
Discontinued operations	—	—	—	0.11
Diluted net loss per common share	$(0.29)	$(0.43)	$(0.48)	$(0.83)
Weighted average diluted shares outstanding	110,352	109,471	109,979	97,243
_______________________________________________

(a) Due to the deconsolidation of Borgata on September 30, 2014, the Company has accounted for its 50% investment in Borgata by applying the equity method for the three months ended December 31, 2014. For the year ended December 31, 2014, Boyd Gaming consolidated the financial results of Borgata for the first nine months of the period, and recorded the results by applying the equity method for the last three months of the year. For the three months and year ended December 31, 2013, Boyd Gaming consolidated the financial results of Borgata. Please see the unaudited pro forma financial results also presented in this release for a comparison of Boyd Gaming’s financial results reflecting Borgata on the equity method for all periods presented.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (Loss)(a)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2014	2013	2014	2013
Net Revenues by Reportable Segment
Las Vegas Locals	$151,732	$148,639	$592,652	$591,447
Downtown Las Vegas	59,611	59,831	224,275	222,715
Midwest and South	200,005	196,025	831,477	864,247
Peninsula	120,245	119,914	493,851	520,329
Borgata (b)	—	157,128	559,064	695,700
Net revenues	$531,593	$681,537	$2,701,319	$2,894,438

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$39,757	$33,223	$144,397	$137,501
Downtown Las Vegas	13,116	13,094	37,309	35,036
Midwest and South	40,087	39,733	169,977	179,976
Peninsula	42,163	40,960	175,081	185,269
Wholly owned property Adjusted EBITDA	135,123	127,010	526,764	537,782
Corporate expense (c)	(16,777)	(11,919)	(59,420)	(46,594)
Wholly owned Adjusted EBITDA	118,346	115,091	467,344	491,188
Borgata (b)	18,019	16,393	137,936	119,237
Adjusted EBITDA	136,365	131,484	605,280	610,425

Other operating costs and expenses
Deferred rent	904	959	3,618	3,831
Depreciation and amortization	52,799	69,055	251,044	278,413
Preopening expenses	913	4,203	4,749	9,032
Share-based compensation expense	7,235	9,858	18,666	18,891
Impairments of assets	40,575	4,101	60,780	10,383
Asset transactions costs	4,563	3,311	9,641	5,576
Other operating charges and credits, net	(261)	817	(2,124)	5,998
Boyd's share of Borgata's other operating costs and expenses	7,390	—	7,390	—
Total other operating costs and expenses	114,118	92,304	353,764	332,124
Operating income	22,247	39,180	251,516	278,301
Other expense (income)
Interest expense, net	56,701	77,009	281,508	342,183
Loss on early extinguishments of debt	407	24,689	1,536	54,202
Other, net	(450)	(1,755)	48	(2,090)
Boyd's share of Borgata's non-operating items, net	9,309	—	9,309	—
Total other expense, net	65,967	99,943	292,401	394,295
Loss from continuing operations before income taxes	(43,720)	(60,763)	(40,885)	(115,994)
Income taxes benefit (provision)	11,297	(6,828)	(753)	(3,350)
Loss from continuing operations, net of tax	(32,423)	(67,591)	(41,638)	(119,344)
Income from discontinued operations, net of tax	—	—	—	10,790
Net loss	(32,423)	(67,591)	(41,638)	(108,554)
Net (income) loss attributable to noncontrolling interest	—	20,251	(11,403)	28,290
Net loss attributable to Boyd Gaming Corporation	$(32,423)	$(47,340)	$(53,041)	$(80,264)
_______________________________________________

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (Loss)(a)
(Unaudited)
(Continued)

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) The following table reflects the financial results of Borgata as reported by Boyd Gaming in its financial statements under the respective method of accounting for the indicated period. For the three months ended December 31, 2014, Boyd Gaming accounted for its 50% investment in Borgata by applying the equity method. For the year ended December 31, 2014, Boyd Gaming consolidated the financial results of Borgata for the first nine months of the period, and recorded the results by applying the equity method for the last three months of the year. For the three months and year ended December 31, 2013, Boyd Gaming consolidated the financial results of the Borgata.

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2014	2013	2014	2013
Revenues reported for Borgata
Consolidated	$—	$157,128	$559,064	$695,700
Equity Method	—	—	—	—
Total	$—	$157,128	$559,064	$695,700

Adjusted EBITDA reported for Borgata
Consolidated	$—	$16,393	$119,917	$119,237
Equity Method	18,019	—	18,019	—
Total	$18,019	$16,393	$137,936	$119,237

(c) Reconciliation of corporate expense:

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2014	2013	2014	2013
Corporate expense as reported on Consolidated Statements of Operations	$23,021	$20,661	$75,626	$63,249
Corporate share-based compensation expense	(6,244)	(8,742)	(16,206)	(16,655)
Corporate expense as reported on the above table	$16,777	$11,919	$59,420	$46,594

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Net Loss to Adjusted Earnings (Loss) and Net Loss Per Share to Adjusted Earnings (Loss) Per Share (a)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands, except per share data)	2014	2013	2014	2013
Net loss attributable to Boyd Gaming Corporation	$(32,423)	$(47,340)	$(53,041)	$(80,264)
Less: income from discontinued operations, net of tax (b)	—	—	—	(10,790)
Adjusted net loss attributable to Boyd Gaming Corporation	(32,423)	(47,340)	(53,041)	(91,054)

Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	913	616	4,480	6,909
Loss on early extinguishments of debt	407	1,368	1,536	28,346
Impairments of assets	40,575	4,101	60,780	5,351
Asset transactions costs	4,563	3,336	9,267	5,396
Adjustments to property tax accruals, net	—	(9,325)	—	(9,325)
Other operating charges and credits, net	(262)	825	(14)	2,861
Other (income) loss	(450)	(1,509)	(39)	(2,325)

Pretax adjustments related to Borgata (c):
Preopening expenses	—	3,587	269	4,056
Loss on early extinguishments of debt	370	23,321	370	25,856
Valuation adjustments related to consolidation, net	—	(290)	(1,901)	(973)
Impairments of assets	—	—	—	5,032
Asset transactions costs	5	(25)	379	180
Other operating charges and credits, net	—	(8)	(2,111)	3,137
Total adjustments	46,121	25,997	73,016	74,501

Income tax effect for above adjustments	(13,834)	8,245	(20,379)	1,844
Impact on noncontrolling interest, net	—	(13,294)	1,686	(18,649)
Adjusted earnings (loss)	$(136)	$(26,392)	$1,282	$(33,358)

Net loss per share attributable to Boyd Gaming Corporation	$(0.29)	$(0.43)	$(0.48)	$(0.83)
Less: income from discontinued operations, net of tax (b)	—	—	—	(0.11)
Adjusted net loss per share attributable to Boyd Gaming Corporation	(0.29)	(0.43)	(0.48)	(0.94)
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.01	0.01	0.05	0.07
Loss on early extinguishments of debt	0.01	0.01	0.01	0.29
Impairments of assets	0.37	0.04	0.55	0.06
Asset transactions costs	0.04	0.03	0.08	0.06
Adjustments to property tax accruals, net	—	(0.09)	—	(0.10)
Other operating charges and credits, net	—	0.01	—	0.03
Other (income) loss	(0.01)	(0.02)	—	(0.02)

Pretax adjustments related to Borgata (c):
Preopening expenses	—	0.03	—	0.04
Loss on early extinguishments of debt	—	0.21	—	0.27
Valuation adjustments related to consolidation, net	—	—	(0.02)	(0.01)
Impairments of assets	—	—	—	0.05
Asset transactions costs	—	—	—	—
Other operating charges and credits, net	—	—	(0.02)	0.03
Total adjustments	0.42	0.23	0.65	0.77

Income tax effect for above adjustments	(0.13)	0.08	(0.18)	0.02
Impact on noncontrolling interest, net	—	(0.12)	0.02	(0.19)
Adjusted earnings (loss) per share	$—	$(0.24)	$0.01	$(0.34)

Weighted average shares outstanding	110,352	109,471	110,893	97,243
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.
(b) Results for the prior year period are adjusted to exclude the financial results of Dania Jai-Alai, which was sold during the second quarter of 2013.
(c) For periods after the September 30, 2014, date of Borgata's deconsolidation, the calculation includes Boyd's share of the adjusting items. Prior to this date, the calculation includes 100% of the adjusting items for Borgata.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended December 31, 2014 (a)
(Unaudited)

(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$336,717	$111,509	$—	$448,226
Food and beverage	66,794	9,374	—	76,168
Room	38,150	—	—	38,150
Other	29,834	4,258	(4,496)	29,596
Gross revenues	471,495	125,141	(4,496)	592,140
Less promotional allowances	55,653	4,894	—	60,547
Net revenues	415,842	120,247	(4,496)	531,593

Operating costs and expenses
Gaming	167,742	52,653	—	220,395
Food and beverage	35,750	6,667	—	42,417
Room	9,576	—	—	9,576
Other	17,764	7,272	(4,496)	20,540
Selling, general and administrative	67,286	12,749	—	80,035
Maintenance and utilities	22,160	3,239	—	25,399
Depreciation and amortization	34,320	18,479	—	52,799
Corporate expense	22,740	281	—	23,021
Preopening expenses	764	149	—	913
Impairments of assets	38,875	1,700	—	40,575
Asset transactions costs	3,942	621	—	4,563
Other, net	—	(261)	—	(261)
Total costs and expenses	420,919	103,549	(4,496)	519,972

Boyd's share of Borgata's operating income	10,626	—	—	10,626

Operating income	5,549	16,698	—	22,247

Other expense (income)
Interest income	(1)	(466)	—	(467)
Interest expense, net of amounts capitalized	38,215	18,953	—	57,168
Loss on early extinguishments of debt	—	407	—	407
Other, net	(721)	271	—	(450)
Boyd's share of Borgata's non-operating items, net	9,309	—	—	9,309
Total other expense, net	46,802	19,165	—	65,967

Income (loss) from continuing operations before taxes	(41,253)	(2,467)	—	(43,720)
Income taxes	14,338	(3,041)	—	11,297
Income (loss) from continuing operations, net of tax	(26,915)	(5,508)	—	(32,423)
Income (loss) from discontinued operations, net of tax	—	—	—	—
Net income (loss)	(26,915)	(5,508)	—	(32,423)
Net income (loss) attributable to noncontrolling interest	—	—	—	—
Net income (loss) attributable to Boyd Gaming Corporation	$(26,915)	$(5,508)	$—	$(32,423)

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended December 31, 2014 (a)
(Unaudited)

(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Boyd Gaming Consolidated
Basic net loss per common share
Continuing operations				$(0.29)
Discontinued operations				—
Basic net loss per common share				$(0.29)
Weighted average basic shares outstanding				110,352

Diluted net loss per common share
Continuing operations				$(0.29)
Discontinued operations				—
Diluted net loss per common share				$(0.29)
Weighted average diluted shares outstanding				110,352
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended December 31, 2013 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (b)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$330,687	$110,882	$—	$441,569	$143,692	$—	$585,261
Food and beverage	65,629	9,682	—	75,311	32,081	—	107,392
Room	36,080	—	—	36,080	25,983	—	62,063
Other	31,035	4,521	(4,423)	31,133	9,040	—	40,173
Gross revenues	463,431	125,085	(4,423)	584,093	210,796	—	794,889
Less promotional allowances	54,513	5,171	—	59,684	53,668	—	113,352
Net revenues	408,918	119,914	(4,423)	524,409	157,128	—	681,537

Operating costs and expenses
Gaming	169,328	52,866	—	222,194	61,213	—	283,407
Food and beverage	35,245	6,313	—	41,558	16,573	—	58,131
Room	9,960	—	—	9,960	2,767	—	12,727
Other	18,322	7,520	(4,423)	21,419	7,752	—	29,171
Selling, general and administrative	65,418	13,389	—	78,807	37,554	—	116,361
Maintenance and utilities	22,247	3,288	—	25,535	14,877	—	40,412
Depreciation and amortization	33,081	21,676	—	54,757	14,298	—	69,055
Corporate expense	20,088	573	—	20,661	—	—	20,661
Preopening expenses	616	—	—	616	3,587	—	4,203
Impairments of assets	901	3,200	—	4,101	—	—	4,101
Asset transactions costs	1,568	1,768	—	3,336	(25)	—	3,311
Other, net	711	114	—	825	(8)	—	817
Total costs and expenses	377,485	110,707	(4,423)	483,769	158,588	—	642,357

Boyd's share of Borgata's operating income	(729)	—	—	(729)	—	729	—

Operating income (loss)	30,704	9,207	—	39,911	(1,460)	729	39,180

Other expense (income)
Interest income	123	(491)	—	(368)	—	—	(368)
Interest expense, net of amounts capitalized	38,254	19,687		57,941	19,436	—	77,377
Loss on early extinguishments of debt	—	1,368	—	1,368	23,321	—	24,689
Other, net	(1,523)	(232)	—	(1,755)	—	—	(1,755)
Boyd's share of Borgata's non-operating items, net	19,521	—	—	19,521	—	(19,521)	—
Total other expense, net	56,375	20,332	—	76,707	42,757	(19,521)	99,943

Income (loss) from continuing operations before taxes	(25,671)	(11,125)	—	(36,796)	(44,217)	20,250	(60,763)
Income taxes	(10,306)	(236)	—	(10,542)	3,714	—	(6,828)
Income (loss) from continuing operations, net of tax	(35,977)	(11,361)	—	(47,338)	(40,503)	20,250	(67,591)
Income (loss) from discontinued operations, net of tax	—	—	—	—	—	—	—
Net income (loss)	(35,977)	(11,361)	—	(47,338)	(40,503)	20,250	(67,591)
Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	20,251	20,251
Net income (loss) attributable to Boyd Gaming Corporation	$(35,977)	$(11,361)	$—	$(47,338)	$(40,503)	$40,501	$(47,340)

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended December 31, 2013 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (b)	Eliminations	Boyd Gaming Consolidated
Basic net loss per common share
Continuing operations				$(0.43)			$(0.43)
Discontinued operations				—			—
Basic net loss per common share				$(0.43)			$(0.43)
Weighted average basic shares outstanding				109,471			109,471

Diluted net loss per common share
Continuing operations				$(0.43)			$(0.43)
Discontinued operations				—			—
Diluted net loss per common share				$(0.43)			$(0.43)
Weighted average diluted shares outstanding				109,471			109,471
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Year Ended December 31, 2014 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (b)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$1,341,780	$457,944	$—	$1,799,724	$507,841	$—	$2,307,565
Food and beverage	265,642	37,762	—	303,404	104,832	—	408,236
Room	157,427	—	—	157,427	90,795	—	248,222
Other	122,969	17,873	(18,605)	122,237	31,933	—	154,170
Gross revenues	1,887,818	513,579	(18,605)	2,382,792	735,401	—	3,118,193
Less promotional allowances	220,809	19,728	—	240,537	176,337	—	416,874
Net revenues	1,667,009	493,851	(18,605)	2,142,255	559,064	—	2,701,319

Operating costs and expenses
Gaming	671,081	217,333	—	888,414	199,487	—	1,087,901
Food and beverage	143,349	25,381	—	168,730	53,663	—	222,393
Room	41,132	—	—	41,132	10,774	—	51,906
Other	73,640	31,131	(18,605)	86,166	26,082	—	112,248
Selling, general and administrative	277,415	50,184	—	327,599	101,930	—	429,529
Maintenance and utilities	96,179	13,347	—	109,526	47,210	—	156,736
Depreciation and amortization	135,003	73,912	—	208,915	42,129	—	251,044
Corporate expense	73,997	1,629	—	75,626	—	—	75,626
Preopening expenses	3,652	828	—	4,480	269	—	4,749
Impairments of assets	59,080	1,700	—	60,780	—	—	60,780
Asset transactions costs	8,331	936	—	9,267	374	—	9,641
Other, net	165	(178)	—	(13)	(2,111)	—	(2,124)
Total costs and expenses	1,583,024	416,203	(18,605)	1,980,622	479,807	—	2,460,429

Boyd's share of Borgata's operating income	50,255	—	—	50,255	—	(39,629)	10,626

Operating income	134,240	77,648	—	211,888	79,257	(39,629)	251,516

Other expense (income)
Interest income	(5)	(1,874)	—	(1,879)	—	—	(1,879)
Interest expense, net of amounts capitalized	153,455	76,605	—	230,060	53,327	—	283,387
Loss on early extinguishments of debt	—	1,536	—	1,536	—	—	1,536
Other, net	(318)	366	—	48	—	—	48
Boyd's share of Borgata's non-operating items, net	37,535	—	—	37,535	—	(28,226)	9,309
Total other expense, net	190,667	76,633	—	267,300	53,327	(28,226)	292,401

Income (loss) from continuing operations before taxes	(56,427)	1,015	—	(55,412)	25,930	(11,403)	(40,885)
Income taxes	16,795	(14,424)	—	2,371	(3,124)	—	(753)
Income (loss) from continuing operations, net of tax	(39,632)	(13,409)	—	(53,041)	22,806	(11,403)	(41,638)
Income (loss) from discontinued operations, net of tax	—	—	—	—	—	—	—
Net income (loss)	(39,632)	(13,409)	—	(53,041)	22,806	(11,403)	(41,638)
Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	(11,403)	(11,403)
Net income (loss) attributable to Boyd Gaming Corporation	$(39,632)	$(13,409)	$—	$(53,041)	$22,806	$(22,806)	$(53,041)

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Year Ended December 31, 2014 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (b)	Eliminations	Boyd Gaming Consolidated
Basic net loss per common share
Continuing operations				$(0.48)			$(0.48)
Discontinued operations				—			—
Basic net loss per common share				$(0.48)			$(0.48)
Weighted average basic shares outstanding				109,979			109,979

Diluted net loss per common share
Continuing operations				$(0.48)			$(0.48)
Discontinued operations				—			—
Diluted net loss per common share				$(0.48)			$(0.48)
Weighted average diluted shares outstanding				109,979			109,979
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Year Ended December 31, 2013 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (b)	LVE (Variable Interest Entity) (c)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$1,378,458	$484,791	$—	$1,863,249	$615,734	$—	$—	$2,478,983
Food and beverage	266,868	39,207	—	306,075	140,292	—	—	446,367
Room	150,258	—	—	150,258	115,113	—	—	265,371
Other	124,463	17,934	(19,584)	122,813	42,377	1,933	(1,933)	165,190
Gross revenues	1,920,047	541,932	(19,584)	2,442,395	913,516	1,933	(1,933)	3,355,911
Less promotional allowances	222,054	21,603	—	243,657	217,816	—	—	461,473
Net revenues	1,697,993	520,329	(19,584)	2,198,738	695,700	1,933	(1,933)	2,894,438

Operating costs and expenses
Gaming	694,581	226,905	—	921,486	249,357	—	—	1,170,843
Food and beverage	142,579	26,454	—	169,033	71,048	—	—	240,081
Room	41,404	—	—	41,404	12,934	—	—	54,338
Other	74,218	32,324	(19,584)	86,958	34,642	—	—	121,600
Selling, general and administrative	285,700	55,746	—	341,446	148,780	—	—	490,226
Maintenance and utilities	93,483	13,212	—	106,695	59,703	—	—	166,398
Depreciation and amortization	130,816	87,851	—	218,667	59,746	—	—	278,413
Corporate expense	60,576	2,673	—	63,249	—	—	—	63,249
Preopening expenses	6,818	91	—	6,909	4,056	—	(1,933)	9,032
Impairments of assets	2,151	3,200	—	5,351	5,032	—	—	10,383
Asset transactions costs	3,334	2,062	—	5,396	180	—	—	5,576
Other, net	2,548	313	—	2,861	3,137	—	—	5,998
Total costs and expenses	1,538,208	450,831	(19,584)	1,969,455	648,615	—	(1,933)	2,616,137

Boyd's share of Borgata's operating income	23,542	—	—	23,542	—	—	(23,542)	—

Operating income	183,327	69,498	—	252,825	47,085	1,933	(23,542)	278,301

Other expense (income)
Interest income	(21)	(2,126)	—	(2,147)	—	—	—	(2,147)
Interest expense, net of amounts capitalized	177,823	82,795		260,618	81,335	2,377		344,330
Loss on early extinguishments of debt	25,002	3,344	—	28,346	25,856	—	—	54,202
Other, net	(2,252)	162	—	(2,090)	—	—	—	(2,090)
Boyd's share of Borgata's non-operating items, net	51,388	—	—	51,388	—	—	(51,388)	—
Total other expense, net	251,940	84,175	—	336,115	107,191	2,377	(51,388)	394,295

Income (loss) from continuing operations before taxes	(68,613)	(14,677)	—	(83,290)	(60,106)	(444)	27,846	(115,994)
Income taxes	2,731	(10,496)	—	(7,765)	4,415	—	—	(3,350)
Income (loss) from continuing operations, net of tax	(65,882)	(25,173)	—	(91,055)	(55,691)	(444)	27,846	(119,344)
Income from discontinued operations, net of tax	10,790	—	—	10,790	—	—	—	10,790
Net income (loss)	(55,092)	(25,173)	—	(80,265)	(55,691)	(444)	27,846	(108,554)
Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	444	27,846	28,290
Net income (loss) attributable to Boyd Gaming Corporation	$(55,092)	$(25,173)	$—	$(80,265)	$(55,691)	$—	$55,692	$(80,264)

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Year Ended December 31, 2013 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (b)	LVE (Variable Interest Entity) (c)	Eliminations	Boyd Gaming Consolidated

Basic net loss per common share
Continuing operations				$(0.94)				$(0.94)
Discontinued operations				0.11				0.11
Basic net loss per common share				$(0.83)				$(0.83)
Weighted average basic shares outstanding				97,243				97,243

Diluted net loss per common share
Continuing operations				$(0.94)				$(0.94)
Discontinued operations				0.11				0.11
Diluted net loss per common share				$(0.83)				$(0.83)
Weighted average diluted shares outstanding				97,243				97,243

_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

(c) Boyd Gaming's contractual agreements with LVE were terminated on March 4, 2013, in connection with the sale of the Echelon development site. As a result, Boyd Gaming ceased consolidation of LVE as of that date. The financial results presented for LVE include only that portion of the period that the variable interest entity was consolidated by Boyd Gaming.

MARINA DISTRICT DEVELOPMENT COMPANY, LLC
dba BORGATA HOTEL CASINO AND SPA
CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2014	2013	2014	2013
REVENUES
Operating revenues
Gaming	$164,729	$143,692	$672,570	$615,734
Food and beverage	33,564	32,081	138,396	140,292
Room	27,513	25,983	118,308	115,113
Other	9,241	9,040	41,174	42,377
Gross revenues	235,047	210,796	970,448	913,516
Less promotional allowances	55,900	53,668	232,237	217,816
Net revenues	179,147	157,128	738,211	695,700
COST AND EXPENSES
Operating costs and expenses
Gaming	68,700	61,213	268,187	249,357
Food and beverage	17,596	16,573	71,259	71,048
Room	3,302	2,767	14,076	12,934
Other	7,871	7,752	33,953	34,642
Selling, general and administrative	30,968	37,554	132,898	148,780
Maintenance and utilities	14,672	14,831	61,740	59,514
Depreciation and amortization	14,796	14,635	58,969	60,908
Preopening expense	—	4,056	269	4,056
Impairments of assets	—	—	—	5,032
Other operating items, net	(9)	(504)	(1,746)	3,318
Total operating costs and expenses	157,896	158,877	639,605	649,589
Operating income	21,251	(1,749)	98,606	46,111
Other expense
Interest expense, net	17,431	19,436	70,758	81,335
Loss on early extinguishments of debt	740	23,320	740	25,856
Total other expense	18,171	42,756	71,498	107,191
Income (loss) before state income taxes	3,080	(44,505)	27,108	(61,080)
State income tax benefit (provision)	(446)	3,740	(3,399)	4,503
Net income (loss)	$2,634	$(40,765)	$23,709	$(56,577)

Reconciliation of Adjusted EBITDA to Operating Income (Loss)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2014	2013	2014	2013
Adjusted EBITDA	$36,038	$16,438	$156,098	$119,425
Less:
Depreciation and amortization	14,796	14,635	58,969	60,908
Preopening expense	—	4,056	269	4,056
Impairments of assets	—	—	—	5,032
Other operating items, net	(9)	(504)	(1,746)	3,318
Operating income (loss)	$21,251	$(1,749)	$98,606	$46,111
_______________________________________________

(a) These financial statements present the financial results reported by Borgata on a standalone basis and do not include consolidation adjustments recorded by Boyd Gaming during the period that Boyd Gaming consolidated Borgata.

Boyd Gaming Corporation
Unaudited Supplemental Pro Forma Information

Boyd Gaming Corporation (“Boyd Gaming”) and MGM Resorts International ("MGM") each originally held a 50% interest in Marina District Development Holding Co., LLC ("Holding Company"). Holding Company owns all the equity interests in Marina District Development Company, LLC, d.b.a. Borgata Hotel Casino and Spa ("Borgata"). Boyd Gaming is the managing member of Holding Company and is responsible for the day-to-day operations of Borgata.

In February 2010, Boyd Gaming entered into an agreement with MGM to amend the operating agreement to, among other things, facilitate the transfer of MGM's interest in Holding Company ("MGM Interest") to a divestiture trust (the "Divestiture Trust") established for the purpose of selling the MGM Interest to a third party. The proposed sale of the MGM Interest through the Divestiture Trust was part of a then-proposed settlement agreement between MGM and the New Jersey Department of Gaming Enforcement (the "NJDGE").

On March 17, 2010, MGM announced that its settlement agreement with the NJDGE had been approved by the New Jersey Casino Control Commission ("NJCCC"). MGM transferred the MGM Interest into the Divestiture Trust on March 24, 2010, and Boyd Gaming determined that it had control, as defined in the relevant accounting literature, of Holding Company and commenced consolidating the business as of that date.  Subsequent to a Joint Petition of MGM, Boyd Gaming and Holding Company, on February 13, 2013, the NJCCC approved amendments to the settlement agreement which permitted MGM to file an application for a statement of compliance, which, if approved, would permit MGM to reacquire its interest in Holding Company.

The NJCCC approved MGM’s application for licensure on September 10, 2014. On September 30, 2014, the Divestiture Trust was dissolved and MGM reacquired its Borgata ownership interest and its substantive participation rights in the management of Borgata. As a result, Boyd Gaming deconsolidated Borgata as of the close of business on September 30, 2014, and is accounting for its investment in Borgata applying the equity method for periods subsequent to the deconsolidation.

The following unaudited supplemental pro forma information for three months and year ended December 31, 2014 and 2013, give effect to:

•	the deconsolidation by Boyd Gaming of Holding Company, and

•	the recording by Boyd Gaming using the equity method of accounting for its 50% share of the operating results of Holding Company for the periods presented.

The unaudited supplemental pro forma information assumes that these transactions occurred as of January 1, 2013.

The unaudited supplemental pro forma information has been prepared based upon currently available information and assumptions that are deemed appropriate by Boyd Gaming’s management. The pro forma information is for informational purposes only and is not intended to be indicative of Boyd Gaming's actual results that would have been reported had the transactions occurred on the date indicated, nor does the information represent a forecast of Boyd Gaming's financial results for any future period.

BOYD GAMING CORPORATION
SUPPLEMENTAL PRO FORMA INFORMATION
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands, except per share data)	2014	2013	2014	2013
REVENUES
Operating revenues
Gaming	$448,226	$441,569	$1,799,724	$1,863,249
Food and beverage	76,168	75,311	303,404	306,075
Room	38,150	36,080	157,427	150,258
Other	29,596	31,133	122,237	122,813
Gross revenues	592,140	584,093	2,382,792	2,442,395
Less promotional allowances	60,547	59,684	240,537	243,657
Net revenues	531,593	524,409	2,142,255	2,198,738
COST AND EXPENSES
Operating costs and expenses
Gaming	220,395	222,194	888,414	921,486
Food and beverage	42,417	41,558	168,730	169,033
Room	9,576	9,960	41,132	41,404
Other	20,540	21,419	86,166	86,958
Selling, general and administrative	80,035	78,807	327,599	341,446
Maintenance and utilities	25,399	25,535	109,526	106,695
Depreciation and amortization	52,799	54,757	208,915	218,667
Corporate expense	23,021	20,661	75,626	63,249
Preopening expense	913	616	4,480	4,976
Impairments of assets	40,575	4,101	60,780	5,351
Asset transactions costs	4,563	3,336	9,267	5,396
Other operating charges and credits, net	(261)	825	(13)	2,860
Total operating costs and expenses	519,972	483,769	1,980,622	1,967,521
Boyd's share of Borgata's operating income	10,626	(729)	50,255	23,542
Operating income (loss)	22,247	39,911	211,888	254,759
Other expense (income)
Interest income	(467)	(368)	(1,879)	(2,147)
Interest expense, net	57,168	57,941	230,060	262,995
Loss on early extinguishments of debt	407	1,368	1,536	28,346
Other, net	(450)	(1,755)	48	(2,090)
Boyd's share of Borgata's non-operating items, net	9,309	19,523	37,535	51,388
Total other expense, net	65,967	76,709	267,300	338,492
Loss from continuing operations before income taxes	(43,720)	(36,798)	(55,412)	(83,733)
Income taxes benefit (provision)	11,297	(10,542)	2,371	(7,765)
Loss from continuing operations, net of tax	(32,423)	(47,340)	(53,041)	(91,498)
Income from discontinued operations, net of tax	—	—	—	10,790
Net loss	(32,423)	(47,340)	(53,041)	(80,708)
Net (income) loss attributable to noncontrolling interest	—	—	—	444
Net loss attributable to Boyd Gaming Corporation	$(32,423)	$(47,340)	$(53,041)	$(80,264)

Basic net income (loss) per common share
Continuing operations	$(0.29)	$(0.43)	$(0.48)	$(0.94)
Discontinued operations	—	—	—	0.11
Basic net loss per common share	$(0.29)	$(0.43)	$(0.48)	$(0.83)
Weighted average basic shares outstanding	110,352	109,471	109,979	97,243

Diluted net income (loss) per common share
Continuing operations	$(0.29)	$(0.43)	$(0.48)	$(0.94)
Discontinued operations	—	—	—	0.11
Diluted net loss per common share	$(0.29)	$(0.43)	$(0.48)	$(0.83)
Weighted average diluted shares outstanding	110,352	109,471	109,979	97,243

BOYD GAMING CORPORATION
SUPPLEMENTAL PRO FORMA INFORMATION
Reconciliation of Pro Forma Adjusted EBITDA to Pro Forma Operating Income (Loss)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2014	2013	2014	2013
Net Revenues by Reportable Segment
Las Vegas Locals	$151,732	$148,639	$592,652	$591,447
Downtown Las Vegas	59,611	59,831	224,275	222,715
Midwest and South	200,005	196,025	831,477	864,247
Peninsula	120,245	119,914	493,851	520,329
Net revenues	$531,593	$524,409	$2,142,255	$2,198,738

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$39,757	$33,223	$144,397	$137,501
Downtown Las Vegas	13,116	13,094	37,309	35,036
Midwest and South	40,087	39,733	169,977	179,976
Peninsula	42,163	40,960	175,081	185,269
Wholly owned property Adjusted EBITDA	135,123	127,010	526,764	537,782
Corporate expense	(16,777)	(11,919)	(59,420)	(46,594)
Wholly owned Adjusted EBITDA	118,346	115,091	467,344	491,188
Boyd's share of Borgata's Adjusted EBITDA	18,019	8,197	77,978	59,619
Adjusted EBITDA	136,365	123,288	545,322	550,807

Other operating costs and expenses
Deferred rent	904	959	3,618	3,831
Depreciation and amortization	52,799	54,757	208,915	218,667
Preopening expenses	913	616	4,480	4,976
Share-based compensation expense	7,235	9,858	18,666	18,891
Impairments of assets	40,575	4,101	60,780	5,351
Asset transactions costs	4,563	3,336	9,267	5,396
Other operating charges and credits, net	(261)	825	(13)	2,860
Boyd's share of Borgata's operating costs and expenses	7,390	8,925	27,721	36,076
Total other operating costs and expenses	114,118	83,377	333,434	296,048
Operating income	22,247	39,911	211,888	254,759
Other expense (income)
Interest expense, net	56,701	57,573	228,181	260,848
Loss on early extinguishments of debt	407	1,368	1,536	28,346
Other, net	(450)	(1,755)	48	(2,090)
Boyd's share of Borgata's non-operating items, net	9,309	19,523	37,535	51,388
Total other expense, net	65,967	76,709	267,300	338,492
Loss from continuing operations before income taxes	(43,720)	(36,798)	(55,412)	(83,733)
Income taxes	11,297	(10,542)	2,371	(7,765)
Loss from continuing operations, net of tax	(32,423)	(47,340)	(53,041)	(91,498)
Income from discontinued operations, net of tax	—	—	—	10,790
Net loss	(32,423)	(47,340)	(53,041)	(80,708)
Net loss attributable to noncontrolling interest	—	—	—	444
Net loss attributable to Boyd Gaming Corporation	$(32,423)	$(47,340)	$(53,041)	$(80,264)

Non-GAAP Financial Measures

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings and Adjusted Earnings Per Share (Adjusted EPS). The following discussion defines these terms and why we believe they are useful measures of our performance. We do not provide a reconciliation of forward-looking non-GAAP financial measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), provides our investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We refer to this measure as Adjusted EBITDA. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by our management in their financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management's internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in the evaluation of potential acquisitions and dispositions. Adjusted EBITDA is also used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, impairments of assets, asset transactions costs, loss on early extinguishments of debt and other operating charges, net, and Borgata's non-operating expenses, preopening expenses and other items and write-downs, net. For periods prior to the September 30, 2014, deconsolidation of Borgata, the calculation of Adjusted EBITDA includes 100% of the adjusting items for Borgata. For periods after the date of deconsolidation, the calculation includes Boyd’s share of the adjusting items. Pro forma EBITDA and pro forma Adjusted EBITDA reflect Borgata on the equity method for all periods presented. Both EBITDA and Adjusted EBITDA include corporate expense.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before preopening expenses, asset transactions costs, net gains on insurance settlements, impairments of assets, certain adjustments to property tax accruals, write-downs and other charges, net, accelerated amortization of deferred loan fees, gain or loss on early retirements of debt, other non-recurring adjustments, net, valuation adjustments related to the consolidation of Borgata, and Borgata's preopening expenses and other items and write-downs, net. For periods prior to the September 30, 2014, deconsolidation of Borgata, the calculation of Adjusted Earnings includes 100% of the adjusting items for Borgata. For periods after the date of deconsolidation, the calculation includes Boyd’s share of the adjusting items. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release include statements regarding: the Company’s continued success to increase shareholder value and prospects for 2015, including all of the statements under the heading “Full-Year 2015 Guidance.” Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: fluctuations in the Company's operating results; recovery of its properties in various markets; the state of the economy and its effect on consumer spending and the Company's results of operations; the timing for economic recovery, its effect on the Company's business and the local economies where the Company's properties are located; the receipt of legislative, and other state, federal and local approvals for the Company's development projects; whether online gaming will become legalized in various states, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the fact that the Company's expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 22 gaming entertainment properties located in Nevada, Illinois, Indiana, Iowa, Kansas, Louisiana, Mississippi and New Jersey. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.